DELAWARE GROUP® EQUITY FUNDS IV
(the “Trust”)
Delaware Global Real Estate Securities Fund
(the “Fund”)

Supplement to the Fund's Class A, Class C, and Class R Statutory
Prospectus dated January 28, 2010 (the “Prospectus”)

In the section of the Prospectus entitled, “How has Delaware Global Real Estate Securities Fund performed?”, the paragraph immediately following the “Year-by year total return (Class A)” bar chart, the “Average annual total returns table,” and the paragraph immediately following the total returns table are hereby replaced in their entirety by the following:

As of September 30, 2010, the Fund's Class A shares had a calendar year-to-date return of 11.02%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 30.77% for the quarter ended June 30, 2009 and its lowest quarterly return was -30.34% for the quarter ended December 31, 2008. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarters or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2009

	1 year	Lifetime
Class A return before taxes (inception: 9/28/07)	22.32%	-20.14%
Class A return after taxes on distributions	18.93%	-21.34%
Class A return after taxes on distributions and sale of Fund shares	14.50%	-17.34%
Class C return before taxes (inception: 7/30/10)	n/a	n/a
Class R return before taxes (inception: 7/30/10)	n/a	n/a
FTSE EPRA/NAREIT Global Real Estate Index (reflects no
deduction for fees, expenses, or taxes)	38.26%	-17.46%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

In addition, the “Start date on the Fund” in the table describing the portfolio managers in the section of the Prospectus entitled, “Who manages the Fund/Investment manager” is hereby changed to “November 2010.”

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 3, 2010.